UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-4757
Legg Mason Partners Sector Series, Inc.
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Fl.
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: October 31
Date of reporting period: October 31, 2006
ITEM 1. REPORT TO STOCKHOLDERS.
     The Annual Report to Stockholders is filed herewith.

Legg Mason Partners Technology Fund

ANNUAL REPORT

    OCTOBER 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Technology Fund

   Annual Report • October 31, 2006
What’s
Inside

Fund Objective*

The Fund seeks long-term capital appreciation by investing primarily in common stocks. The Fund invests at least 80% of its net assets in securities of companies principally engaged in offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements.

*	Since the Fund focuses its investments on companies involved in the technology industries, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

Letter from the Chairman	I

Fund Overview	1

Fund at a Glance	4

Fund Expenses	5

Fund Performance	7

Historical Performance	8

Schedule of Investments	9

Statement of Assets and Liabilities	13

Statement of Operations	14

Statements of Changes in Net Assets	15

Financial Highlights	16

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	30

Board Approval of Management and Subadvisory Agreements	31

Additional Information	34

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)[i] increased a modest 1.7% during the last three months of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. The economy then took a step backwards in the second quarter 2006, as GDP growth was 2.6% according to the U.S. Commerce Department. The preliminary estimate for third quarter GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June-its 17th consecutive rate hike-the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.
For the 12-month period ended October 31, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 16.33%. For much of the period, stock prices moved in fits and starts due to continued interest rate hikes, high oil prices and inflationary pressures. However, toward the end of the period, several of these overhangs were removed, as the Fed paused from tightening rates and, after peaking at $78 a barrel in mid-July, subsequently oil prices fell 15% in the latter part of the third quarter.[v]
Looking at the market more closely, small-cap stocks outperformed their large-and mid-cap counterparts, with the Russell 2000vi, Russell 1000vii and Russell Midcapviii Indexes
Legg Mason Partners Technology Fund      I

returning 19.98%, 16.02%, and 17.41%, respectively. However, with the potential for a slowing economy, during the latter part of the reporting period investors were drawn to more defensive, large-cap companies. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueix and Russell 3000 Growth[x] Indexes returning 21.58% and 11.39%, respectively.
Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

                                      Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup Inc.’s asset management business, Legg Mason, Inc. (“Legg Mason”) recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

The Fund’s Board approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities assumed by the Legg Mason Partners Large Cap Growth Fund (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders. If shareholder approval is obtained, Fund actions are generally expected to be implemented during the first quarter of 2007.
Effective as of the close of business on July 12, 2006, the Fund was closed to all new purchases and incoming exchanges. The Fund remains open for dividend reinvestment and Class B to Class A conversions. Any deferred sales charges that would otherwise be payable due to the redemption of any shares of the Fund are being waived as of the close of business on July 12, 2006.
Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day
II     Legg Mason Partners Technology Fund

management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason.
Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.
The Fund was formerly known as Smith Barney Technology Fund.

                                      Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we appreciate your continued confidence in our stewardship of your assets. We look forward to helping you to meet your financial goals.
Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer
December 13, 2006
Legg Mason Partners Technology Fund      III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	Source: The Wall Street Journal, 9/29/06.

vi	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities).

[x]	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
IV     Legg Mason Partners Technology Fund

Fund Overview
Q. What were the overall market conditions during the Fund’s reporting period?
A. During the reporting period, global technology stocks significantly underperformed the broader market while still posting positive absolute returns. Technology hardware & equipment was the best performer within the sector, with semiconductors & equipment the laggard. At the regional level, tech stocks in Asia outperformed those in the United States.
   Information technology stocks were particularly hard hit in the second half of May and the beginning of June, as investors reacted to the Federal Reserve Board (“Fed”)i signaling that inflation was of increasing concern. Central banks internationally joined the U.S. in tightening monetary policy, draining the global system of liquidity. Risk aversion worldwide increased sharply. Performance during the most recent quarter was a bit better, with technology stocks generally outperforming the broader global market.
Performance Review
For the 12 months ended October 31, 2006, Class A shares of the Legg Mason Partners Technology Fund, excluding sales charges, returned 8.98%. These shares underperformed the Lipper Science and Technology Funds Category Average1 which increased 10.21%. The Fund’s unmanaged benchmarks, the Russell 3000 Indexii and the Goldman Sachs Technology Index,iii returned 16.37% and 10.85%, respectively, for the same period.

Performance Snapshot as of October 31, 2006 (excluding sales charges) (unaudited)

	6 Months	12 Months

Technology Fund — Class A Shares	1.16%	8.98%

Russell 3000 Index	5.12%	16.37%

Goldman Sachs Technology Index	2.03%	10.85%

Lipper Science and Technology Funds Category Average	-3.73%	10.21%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 0.48% and Class C shares returned 0.48% over the six months ended October 31, 2006. Excluding sales charges, Class B shares returned 8.07% and Class C shares returned 8.07% over the twelve months ended October 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 298 funds for the 6-month period and among the 289 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.
1 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 289 funds in the Fund’s Lipper category, and excluding sales charges.
Legg Mason Partners Technology Fund 2006 Annual Report      1

Q.	What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A. The Fund benefited from strong stock selection in the last three quarters, most notably in semiconductor stocks such as SUMCO Corp. in Japan and Freescale Semiconductor, Inc. in the U.S. Stock selection was also strong in technology hardware stocks, specifically the decision to overweight Hewlett-Packard Company and underweight Dell Inc. From a regional perspective, stock selection in the U.S. was the strongest, followed by Japan.
   What were the leading detractors from performance?

A. During the last three quarters, an underweight in software stocks relative to the rest of the sector detracted from overall performance, as did the Fund’s allocation to emerging market stocks such as Check Point Software Technologies Ltd. and the exposure to cash. Stock selection in Europe was also weak, hurt by holdings of Atos Origin and Nokia Oyj.
Q. Were there any significant changes to the Fund during the reporting period?
A. Since February 1, 2006, the new portfolio management team has increased the Fund’s investment in foreign securities.
   As ever, we appreciate that you have chosen us to manage your assets.
Sincerely,
Batterymarch Financial Management, Inc.
November 29, 2006
2     Legg Mason Partners Technology Fund 2006 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of October 31, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were Microsoft Corp. (7.6%), Cisco Systems Inc. (5.2%), International Business Machines Corp. (5.2%), Hewlett-Packard Co. (3.9%), Intel Corp. (3.8%), Siemens AG (3.2%), Oracle Corp. (3.0%), Google Inc., Class A Shares (2.8%), BMC Software Inc. (2.2%) and Motorola Inc. (2.0%). Please refer to pages 9 through 11 for a list and percentage breakdown of the Fund’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2006 are: Software (21.1%), Computers & Peripherals (14.7%), Semiconductors & Semiconductor Equipment (13.8%), Communications Equipment (12.6%) and Electronic Equipment & Instruments (12.0%). The Fund’s portfolio composition is subject to change at any time.
RISKS: In addition to normal risks associated with equity investing, narrowly focused investments typically exhibit volatility. The technology sector may be subject to greater governmental regulation, competitive pressures and rapid technological change and obsolescence, which may have a materially adverse effect on the sector. Additionally, the Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries not associated with domestic investing. These risks are magnified in emerging markets. The securities of small- and mid-cap companies tend to be more volatile than those of larger companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.
All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. Please note an investor cannot invest directly in an index.

iii	The Goldman Sachs Technology Index is a broad-based measure of U.S.-traded technology stocks. The index is comprised of six sub-indices, hardware, computer software, services, semiconductors, Internet and multimedia networking.
Legg Mason Partners Technology Fund 2006 Annual Report      3

Fund at a Glance (unaudited)

Investment Breakdown
4     Legg Mason Partners Technology Fund 2006 Annual Report

Fund Expenses (unaudited)
Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
   This example is based on an investment of $1,000 invested on May 1, 2006 and held for the six months ended October 31, 2006.
Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

					Expenses
					Paid
	Actual Total	Beginning	Ending	Annualized	During
	Return Without	Account	Account	Expense	the
	Sales Charges(2)	Value	Value	Ratio	Period(3)

Class A	1.16%	$1,000.00	$1,011.60	1.62%	$8.21

Class B	0.48	1,000.00	1,004.80	2.37	11.98

Class C	0.48	1,000.00	1,004.80	2.43	12.28

(1)	For the six months ended October 31, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
Legg Mason Partners Technology Fund 2006 Annual Report      5

Fund Expenses (unaudited) (continued)
Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,017.04	1.62%	$8.24

Class B	5.00	1,000.00	1,013.26	2.37	12.03

Class C	5.00	1,000.00	1,012.96	2.43	12.33

(1)	For the six months ended October 31, 2006.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
6     Legg Mason Partners Technology Fund 2006 Annual Report

Fund Performance

Average Annual Total Returns (1) (unaudited)

	Without Sales Charges(2)

	Class A	Class B	Class C

Twelve Months Ended 10/31/06	8.98%	8.07%	8.07%

Five Years Ended 10/31/06	0.75	(0.05)	(0.05)

Inception* through 10/31/06	(13.38)	(14.05)	(14.05)

	With Sales Charges(3)

	Class A	Class B	Class C

Twelve Months Ended 10/31/06	3.55%	3.07%	7.07%

Five Years Ended 10/31/06	(0.27)	(0.25)	(0.05)

Inception* through 10/31/06	(14.05)	(14.05)	(14.05)

Cumulative Total Returns (1) (unaudited)

Without Sales Charges(2)

Class A (Inception* through 10/31/06)	(61.67)%

Class B (Inception* through 10/31/06)	(63.60)

Class C (Inception* through 10/31/06)	(63.60)

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is February 28, 2000.
Legg Mason Partners Technology Fund 2006 Annual Report      7

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C Shares of the Legg Mason Partners Technology Fund vs. Russell 3000 Index and Goldman Sachs Technology Index† (February 2000 – October 2006)

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares at inception on February 28, 2000, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and C shares, respectively. It also assumes reinvestment of distributions, including returns of capital, if any, at net asset value through October 31, 2006. The Russell 3000 Index is an unmanaged index comprised of the 3,000 largest U.S. companies based on total market capitalization. The Goldman Sachs Technology Index is a broad-based unmanaged index comprised of companies in hardware, computer software, services, semiconductors and internet and multimedia networking. The indices are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
8     Legg Mason Partners Technology Fund 2006 Annual Report

Schedule of Investments (October 31, 2006)
LEGG MASON PARTNERS TECHNOLOGY FUND

Shares	Security	Value

COMMON STOCKS — 95.2%
Communications Equipment — 12.6%
119,214	Cisco Systems Inc.*	$2,876,634
17,800	Harris Corp.	758,280
48,570	Motorola Inc.	1,120,024
26,200	Nokia Oyj	520,344
38,735	Nokia Oyj, ADR	770,052
11,168	QUALCOMM Inc.	406,403
130,000	Telefonaktiebolaget LM Ericsson, Class B Shares	493,523

	Total Communications Equipment	6,945,260

Computers & Peripherals — 14.7%
10,275	Apple Computer Inc.*	833,097
15,412	Dell Inc.*	374,974
55,765	Hewlett-Packard Co.	2,160,336
30,750	International Business Machines Corp.	2,839,148
12,100	Lexmark International Inc., Class A Shares*	769,439
4,400	NCR Corp.*	182,688
49,848	Western Digital Corp.*	911,221

	Total Computers & Peripherals	8,070,903

Electrical Equipment — 1.7%
109,000	Mitsubishi Electric Corp.	951,721

Electronic Equipment & Instruments — 12.0%
10,500	Avnet Inc.*	248,640
3,900	CDW Corp.	256,113
33,200	Celestica Inc.*	325,908
6,000	Hoya Corp.	232,152
5,000	Ibiden Co., Ltd.	262,369
25,600	Ingram Micro Inc., Class A Shares*	527,616
19,650	Jabil Circuit Inc.	564,152
3,100	Kyocera Corp.	278,368
7,100	Nidec Corp.	543,957
54,938	Reunert Ltd.	587,214
67,250	Solectron Corp.*	224,615
10,100	TDK Corp.	791,089
9,100	Tektronix Inc.	276,367
48,450	Vishay Intertechnology Inc.*	653,590
76,000	Yaskawa Electric Corp.	811,916

	Total Electronic Equipment & Instruments	6,584,066

Household Durables — 0.5%
7,110	Koninklijke Philips Electronics NV	248,544

Industrial Conglomerates — 3.2%
19,620	Siemens AG	1,766,635

See Notes to Financial Statements.
Legg Mason Partners Technology Fund 2006 Annual Report      9

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

Internet Software & Services — 2.8%
3,200	Google Inc., Class A Shares*	$1,524,448

IT Services — 8.3%
13,900	Capgemini SA	790,012
18,200	Ceridian Corp.*	428,974
33,300	CGI Group Inc., Class A Shares*	227,221
24,700	Convergys Corp.*	523,887
7,550	DST Systems Inc.*	466,515
37,150	Electronic Data Systems Corp.	941,009
10,650	Fiserv Inc.*	526,110
71,700	LogicaCMG PLC	226,451
16,450	Sabre Holdings Corp., Class A Shares	418,159

	Total IT Services	4,548,338

Media — 0.5%
370	Jupiter Telecommunications Co.*	300,574

Office Electronics — 4.0%
5,650	Canon Inc.	303,249
46,000	Ricoh Co., Ltd.	909,604
58,100	Xerox Corp.*	987,700

	Total Office Electronics	2,200,553

Semiconductors & Semiconductor Equipment — 13.8%
16,700	Altera Corp.*	307,948
106,250	Atmel Corp.*	610,937
13,400	Elpida Memory Inc.*	626,297
17,600	Fairchild Semiconductor International Inc.*	283,536
19,100	Integrated Device Technology Inc.*	302,735
96,967	Intel Corp.	2,069,276
18,900	LSI Logic Corp.*	189,945
60,400	Micron Technology Inc.*	872,780
14,500	Novellus Systems Inc.*	400,925
29,600	Renewable Energy Corp. AS*	491,484
2,800	Rohm Co., Ltd.	257,901
12,300	STMicroelectronics NV	212,864
24,500	Teradyne Inc.*	343,490
20,500	Texas Instruments Inc.	618,690

	Total Semiconductors & Semiconductor Equipment	7,588,808

See Notes to Financial Statements.
10     Legg Mason Partners Technology Fund 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

Software — 21.1%
26,491	Amdocs Ltd.*	$1,026,791
34,400	BEA Systems Inc.*	559,688
40,600	BMC Software Inc.*	1,230,586
28,954	Check Point Software Technologies Ltd.*	599,927
76,450	Compuware Corp.*	614,658
5,550	Fair Isaac Corp.	203,297
11,800	Hyperion Solutions Corp.*	441,320
8,085	Intuit Inc.*	285,401
145,784	Microsoft Corp.	4,185,459
88,341	Oracle Corp.*	1,631,658
950	SAP AG	189,135
26,850	Sybase Inc.*	653,797

	Total Software	11,621,717

	TOTAL COMMON STOCKS (Cost — $48,883,284)	52,351,567

Warrants

WARRANT — 0.0%
1,620	Lucent Technologies Inc., Expires 12/10/07* (Cost — $0)	283

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $48,883,284)	52,351,850

Face
Amount

SHORT-TERM INVESTMENT — 6.5%
Repurchase Agreement — 6.5%
$3,605,000	State Street Bank & Trust Co. dated 10/31/06, 4.820% due 11/1/06; Proceeds at maturity — $3,605,483; (Fully collateralized by U.S. Treasury Bond, 5.500% due 8/15/28; Market value — $3,679,841) (Cost — $3,605,000)	$3,605,000

	TOTAL INVESTMENTS — 101.7% (Cost — $52,488,284#)	55,956,850
	Liabilities in Excess of Other Assets — (1.7)%	(959,214)

	TOTAL NET ASSETS — 100.0%	$54,997,636

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $53,043,261.

Abbreviation used in this schedule:

ADR	— American Depositary Receipt

See Notes to Financial Statements.
Legg Mason Partners Technology Fund 2006 Annual Report      11

Schedule of Investments (October 31, 2006) (continued)

Summary of Investments by Country* (unaudited)

United States	73.6%
Japan	11.2
Germany	3.5
Finland	2.3
United Kingdom	2.3
France	1.8
Israel	1.1
South Africa	1.0
Canada	1.0
Sweden	0.9
Norway	0.9
Netherlands	0.4

100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2006 and are subject to change.

See Notes to Financial Statements.
12     Legg Mason Partners Technology Fund 2006 Annual Report

Statement of Assets and Liabilities (October 31, 2006)

ASSETS:
Investments, at value (Cost — $52,488,284)	$55,956,850
Cash	433,295
Receivable for securities sold	606,484
Dividends and interest receivable	24,852
Prepaid expenses	18,346

Total Assets	57,039,827

LIABILITIES:
Payable for securities purchased	1,743,751
Payable for Fund shares repurchased	124,871
Investment management fee payable	34,637
Distribution fees payable	13,716
Directors’ fees payable	1,464
Deferred compensation payable	359
Accrued expenses	123,393

Total Liabilities	2,042,191

Total Net Assets	$54,997,636

NET ASSETS:
Par value (Note 5)	$13,036
Paid-in capital in excess of par value	215,726,326
Accumulated net investment loss	(1,226)
Accumulated net realized loss on investments and foreign currency transactions	(164,209,713)
Net unrealized appreciation on investments and foreign currencies	3,469,213

Total Net Assets	$54,997,636

Shares Outstanding:
Class A	4,101,192

Class B	5,904,815

Class C	3,030,183

Net Asset Value:
Class A (and redemption price)	$4.37

Class B*	$4.15

Class C*	$4.15

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$4.60

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.
Legg Mason Partners Technology Fund 2006 Annual Report      13

Statement of Operations (For the year ended October 31, 2006)

INVESTMENT INCOME:
Dividends	$451,095
Interest	50,155
Less: Foreign taxes withheld	(20,346)

Total Investment Income	480,904

EXPENSES:
Investment management fee (Note 2)	517,956
Distribution fees (Notes 2 and 4)	462,374
Transfer agent fees (Notes 2 and 4)	179,294
Shareholder reports (Note 4)	69,972
Registration fees	39,000
Merger and proxy fees	32,612
Legal fees	29,632
Audit and tax	20,300
Custody fees	14,212
Directors’ fees (Note 2)	4,630
Insurance	2,271
Miscellaneous expenses	4,835

Total Expenses	1,377,088
Less: Fee waivers and/or expense reimbursements (Notes 2 and 7)	(121,357)

Net Expenses	1,255,731

Net Investment Loss	(774,827)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	4,631,922
Foreign currency transactions	8,732

Net Realized Gain	4,640,654

Change in Net Unrealized Appreciation/ Depreciation From:
Investments	839,190
Foreign currencies	647

Change in Net Unrealized Appreciation/ Depreciation	839,837

Net Gain on Investments and Foreign Currency Transactions	5,480,491

Increase in Net Assets From Operations	$4,705,664

See Notes to Financial Statements.
14     Legg Mason Partners Technology Fund 2006 Annual Report

Statements of Changes in Net Assets (For the years ended October 31,)

	2006	2005

OPERATIONS:
Net investment loss	$(774,827)	$(348,375)
Net realized gain	4,640,654	5,584,027
Change in net unrealized appreciation/depreciation	839,837	(2,291,003)

Increase in Net Assets From Operations	4,705,664	2,944,649

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	3,940,231	7,772,870
Cost of shares repurchased	(20,890,755)	(24,548,740)

Decrease in Net Assets From Fund Share Transactions	(16,950,524)	(16,775,870)

Decrease in Net Assets	(12,244,860)	(13,831,221)
NET ASSETS:
Beginning of year	67,242,496	81,073,717

End of year*	$54,997,636	$67,242,496

* Includes accumulated net investment loss of:	$(1,226)	—

See Notes to Financial Statements.
Legg Mason Partners Technology Fund 2006 Annual Report      15

Financial Highlights
For a share of each class of capital stock outstanding throughout each year ended October 31:

Class A Shares(1)	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Year	$4.01	$3.85	$3.92	$2.78	$4.21

Income (Loss) From Operations:
Net investment income (loss)	(0.03)	0.00 (2)	(0.04)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	0.39	0.16	(0.03)	1.18	(1.38)

Total Income (Loss) From Operations	0.36	0.16	(0.07)	1.14	(1.43)

Net Asset Value, End of Year	$4.37	$4.01	$3.85	$3.92	$2.78

Total Return(3)	8.98%	4.16%	(1.79)%	41.01%	(33.97)%

Net Assets, End of Year (000s)	$17,904	$21,072	$23,289	$26,946	$17,754

Ratios to Average Net Assets:
Gross expenses	1.87%	1.71%	1.58%	1.60%	1.64%
Net expenses(4)(5)	1.55 (6)	1.50	1.46	1.50	1.50
Net investment income (loss)	(0.76)	0.03	(1.05)	(1.09)	(1.29)

Portfolio Turnover Rate	148%	16%	64%	54%	76%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 1.50%.

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	The ratio of expenses to average net assets of Class A shares exceeds the voluntary expense limitation by 0.05% due to extraordinary expense.

See Notes to Financial Statements.
16     Legg Mason Partners Technology Fund 2006 Annual Report

Financial Highlights (continued)
For a share of each class of capital stock outstanding throughout each year ended October 31:

Class B Shares(1)	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Year	$3.84	$3.72	$3.81	$2.72	$4.16

Income (Loss) From Operations:
Net investment loss	(0.06)	(0.03)	(0.07)	(0.06)	(0.08)
Net realized and unrealized gain (loss)	0.37	0.15	(0.02)	1.15	(1.36)

Total Income (Loss) From Operations	0.31	0.12	(0.09)	1.09	(1.44)

Net Asset Value, End of Year	$4.15	$3.84	$3.72	$3.81	$2.72

Total Return(2)	8.07%	3.23%	(2.36)%	40.07%	(34.62)%

Net Assets, End of Year (000s)	$24,514	$29,145	$34,974	$41,645	$29,324

Ratios to Average Net Assets:
Gross expenses	2.50%	2.40%	2.32%	2.35%	2.39%
Net expenses(3)(4)	2.30 (5)	2.25	2.21	2.25	2.24
Net investment loss	(1.52)	(0.69)	(1.81)	(1.85)	(2.04)

Portfolio Turnover Rate	148%	16%	64%	54%	76%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class B shares will not exceed 2.25%.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)	The ratio of expenses to average net assets of Class B shares exceeds the voluntary expense limitation by 0.05% due to extraordinary expense.

See Notes to Financial Statements.
Legg Mason Partners Technology Fund 2006 Annual Report      17

Financial Highlights (continued)
For a share of each class of capital stock outstanding throughout each year ended October 31:

Class C Shares(1)	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Year	$3.84	$3.72	$3.82	$2.72	$4.16

Income (Loss) From Operations:
Net investment loss	(0.06)	(0.02)	(0.07)	(0.06)	(0.08)
Net realized and unrealized gain (loss)	0.37	0.14	(0.03)	1.16	(1.36)

Total Income (Loss) From Operations	0.31	0.12	(0.10)	1.10	(1.44)

Net Asset Value, End of Year	$4.15	$3.84	$3.72	$3.82	$2.72

Total Return(2)	8.07%	3.23%	(2.62)%	40.44%	(34.62)%

Net Assets, End of Year (000s)	$12,580	$17,025	$22,811	$31,612	$22,142

Ratios to Average Net Assets:
Gross expenses	2.34%	2.41%	2.32%	2.35%	2.39%
Net expenses(3)(4)	2.29 (5)	2.25	2.21	2.25	2.24
Net investment loss	(1.50)	(0.63)	(1.81)	(1.84)	(2.04)

Portfolio Turnover Rate	148%	16%	64%	54%	76%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class C shares will not exceed 2.25%.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)	The ratio of expenses to average net assets of Class C shares exceeds the voluntary expense limitation by 0.04% due to extraordinary expense.

See Notes to Financial Statements.
18     Legg Mason Partners Technology Fund 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Legg Mason Partners Technology Fund (formerly known as Smith Barney Technology Fund) (the “Fund”) is a separate non-diversified investment fund of Legg Mason Partners Sector Series, Inc. (formerly known as Smith Barney Sector Series Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
   The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   (c) Concentration Risk. The Fund normally invests at least 80% of its assets in technology related investments. As a result of this concentration policy, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.
   (d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Legg Mason Partners Technology Fund 2006 Annual Report      19

Notes to Financial Statements (continued)
   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
   Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
   (e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
   (f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
   (g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
   (h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

20     Legg Mason Partners Technology Fund 2006 Annual Report

Notes to Financial Statements (continued)
   (i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net	Accumulated Net
	Investment Loss	Realized Loss	Paid-in Capital

(a)	$764,869	—	$(764,869)
(b)	8,732	(8,732)	—

(a)	Reclassifications are primarily due to a tax net operating loss and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Smith Barney Fund Management LLC (“SBFM”), and the Fund’s then subadviser, Legg Mason International Equities Ltd. (“LMIE”) (formerly Citigroup Asset Management Ltd.) (“CAM Ltd.”), previously indirect wholly-owned subsidiaries of Citigroup, became wholly-owned subsidiaries of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract and sub-advisory agreement to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM and a new sub-advisory agreement between SBFM and LMIE, which became effective on December 1, 2005. Effective February 1, 2006, the sub-advisory agreement with LMIE was terminated.
   Prior to the Legg Mason transaction and continuing under the new investment management agreement, the Fund paid SBFM an investment management fee calculated daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets.
   Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason.
   LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Batterymarch 70% of the net management fee that it receives from the Fund.
   During the year ended October 31, 2006, the Fund’s Class A, B and C shares had voluntary expense limitations in place of 1.50%, 2.25% and 2.25%, respectively.

Legg Mason Partners Technology Fund 2006 Annual Report      21

Notes to Financial Statements (continued)
   During the year ended October 31, 2006, SBFM and LMPFA waived a portion of their management fee in the amount of $118,885. In addition, for the year ended October 31, 2006, the Fund was reimbursed for expenses in the amount of $2,472.
   The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, acted as the Fund’s sub-transfer agents. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC and PSS were responsible for shareholder recordkeeping and financial processing for all shareholder accounts and were paid by CTB. For the period ended October 31, 2006, the Fund paid transfer agent fees of $29,077 to CTB. In addition, for the period ended October 31, 2006, the Fund also paid $2,340 to other Citigroup affiliates for shareholder recordkeeping services.
   The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), and PFS Investments Inc. (“PFS”), both subsidiaries of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM, PFS and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.
   There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.
   For the period ended October 31, 2006, LMIS, and PFS, CGM and their affiliates received sales charges of approximately $4,000 on sales of the Fund’s Class A shares. In addition, for the period ended October 31, 2006, CDSCs paid to LMIS, and PFS, CGM and their affiliates were approximately:

	Class B	Class C

CDSCs	$28,000	$0	*

* Amount represents less than $1,000.

22     Legg Mason Partners Technology Fund 2006 Annual Report

Notes to Financial Statements (continued)
   Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 5.00% to 5.75% for shares purchased on or after that date.
   The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Board of Directors voted to discontinue offering the Plan to its members effective January 1, 2007. This change will have no effect on fees previously deferred. As of October 31, 2006, the Fund had accrued $359 as deferred compensation payable under the Plan.
   Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments
During the year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$88,956,470

Sales	109,214,767

   At October 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,999,443
Gross unrealized depreciation	(2,085,854)

Net unrealized appreciation	$2,913,589

4.	Class Specific Expenses
The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

Legg Mason Partners Technology Fund 2006 Annual Report      23

Notes to Financial Statements (continued)
   For the year ended October 31, 2006, class specific expenses were as follows:

			Shareholder Reports
	Distribution Fees	Transfer Agent Fees	Expenses

Class A	$48,995	$79,885	$23,648
Class B	267,703	77,219	32,259
Class C	145,676	22,190	14,065

Total	$462,374	$179,294	$69,972

5.	Capital Shares
At October 31, 2006, the Fund had 800 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.
   Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	October 31, 2006		October 31, 2005

	Shares	Amount	Shares	Amount

Class A
Shares sold	508,555	$2,117,560	1,171,586	$4,747,620
Shares repurchased	(1,665,019)	(6,856,391)	(1,956,695)	(7,876,498)

Net Decrease	(1,156,464)	$(4,738,831)	(785,109)	$(3,128,878)

Class B
Shares sold	368,278	$1,451,724	512,446	$2,005,868
Shares repurchased	(2,053,240)	(8,121,435)	(2,323,286)	(9,039,827)

Net Decrease	(1,684,962)	$(6,669,711)	(1,810,840)	$(7,033,959)

Class C
Shares sold	92,509	$370,947	264,454	$1,019,382
Shares repurchased	(1,495,926)	(5,912,929)	(1,962,408)	(7,632,415)

Net Decrease	(1,403,417)	$(5,541,982)	(1,697,954)	$(6,613,033)

24     Legg Mason Partners Technology Fund 2006 Annual Report

Notes to Financial Statements (continued)

6.	Income Tax Information and Distributions to Shareholders
During the fiscal years ended 2006 and 2005, the Fund did not make any distributions.
   The tax character of distributions paid during the fiscal years ended October 31, were as follows:

Capital loss carryforward*	$(163,654,736)
Other book/tax temporary differences(a)	(1,226)
Unrealized appreciation/(depreciation)(b)	2,914,236

Total accumulated earnings/(losses) — net	$(160,741,726)

*	During the taxable year ended October 31, 2006, the Fund utilized $657,285 of its capital loss carryover available from prior years. As of October 31, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount

10/31/2008	$(7,966,661	) (1)
10/31/2009	(70,458,232)
10/31/2010	(54,956,795)
10/31/2011	(21,469,350)
10/31/2012	(8,803,698)

	$(163,654,736)

   These amounts will be available to offset any future taxable capital gains.

(1) As a result of a previous merger, $523,941 of this capital loss carryover is subject to an annual limitation of $174,647.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.
   Due to the proposed reorganization described in Note 10, the expiration dates of these loss carryforwards will move up by one year. Additionally, as a result of the reorganization, the loss carryforwards will be subject to various tax limitations, which may result in future taxable capital gain distributions to shareholders due to the fact that some portion of the Fund’s loss carryforwards may be unable to be utilized.

7.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).
   The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to

Legg Mason Partners Technology Fund 2006 Annual Report      25

Notes to Financial Statements (continued)
recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
   The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Fund.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal Matters
Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”)

26     Legg Mason Partners Technology Fund 2006 Annual Report

Notes to Financial Statements (continued)
based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
   On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
   As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Fund under their respective contracts.
   * * *
   Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
   On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

Legg Mason Partners Technology Fund 2006 Annual Report      27

Notes to Financial Statements (continued)
   On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
   Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9.	Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

10.	Additional Shareholder Information
The Fund’s Board approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities assumed by Legg Mason Partners Large Cap Growth Fund (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders.
   Under the reorganization, Fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that as a result of the reorganization, Fund shareholders would recognize no gain or loss for Federal income tax purposes. The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders. If Fund shareholders approve the reorganization, it is expected to occur during the first quarter of 2007.
   The Fund’s Board approved certain share class modifications which, among other things, standardize share class features for all equity and fixed income funds in the fund

28     Legg Mason Partners Technology Fund 2006 Annual Report

Notes to Financial Statements (continued)
complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications were implemented on November 20, 2006.
   The Fund’s Board also approved a number of initiatives designed to streamline and restructure the fund complex, and authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders have been asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also have been asked to approve investment matters, including standardized fundamental investment policies.
   If shareholder approval is obtained, these matters generally are expected to be implemented during the first half of 2007.

11.	Recent Accounting Pronouncements
During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.
   * * *
   On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.
   Should shareholders approve the reorganization proposal, these new standards will not be applicable.

Legg Mason Partners Technology Fund 2006 Annual Report      29

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Legg Mason Partners Sector Series, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Technology Fund (formerly Smith Barney Technology Fund), a series of Legg Mason Partners Sector Series, Inc. (formerly Smith Barney Sector Series Inc.), as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Technology Fund, as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
New York, New York
December 27, 2006

30     Legg Mason Partners Technology Fund 2006 Annual Report

Board Approval of Management and Subadvisory
Agreements (unaudited)
At a meeting held in person on June 28, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Batterymarch Financial Management, Inc. (“the Subadviser”) (“the New Subadvisory Agreement”). The New Management Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.
   The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.
   The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.
   The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed

Legg Mason Partners Technology Fund      31

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)
with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmarks. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.
   The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.
   The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.
   In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement and the prior subadvisory agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.
   The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted

32     Legg Mason Partners Technology Fund

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)
that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement. They noted, in addition, that the terms and conditions of the New Subadvisory Agreement are likewise unchanged from those of the prior subadvisory agreement.
   In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager of Subadviser were present.

Legg Mason Partners Technology Fund      33

Additional Information (unaudited)
Information about Directors and Officers
The business and affairs of the Legg Mason Partners Technology Fund (formerly known as Smith Barney Technology Fund) (the “Fund”) are managed under the direction of the Board of Directors of Legg Mason Partners Sector Series, Inc. (formerly known as Smith Barney Sector Series Inc.) (“Company”). Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Trust	Served	5 Years	Director	Director

Non-Interested Directors:
Dwight B. Crane c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Director	Since 2000	Professor — Harvard Business School	46	None

Burt N. Dorsett c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1930	Director	Since 2000	President — Dorsett McCabe Capital Management Inc. (from 1986 to 2004); Chief Investment Officer of Leeb Capital Management, Inc. (from 1999 to 2003)	24	None

Elliot S. Jaffe c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1926	Director	Since 2000	Chairman of The Dress Barn, Inc.	24	The Dress Barn, Inc.

Stephen E. Kaufman c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1932	Director	Since 2000	Attorney	36	None

Cornelius C. Rose, Jr. c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1932	Director	Since 2000	Chief Executive Officer — Performance Learning Systems	24	None

34     Legg Mason Partners Technology Fund

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Trust	Served	5 Years	Director	Director

Interested Director:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc, (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	Trustee, Consulting Group Capital Markets Funds

Officers: Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with predecessor firms of Legg Mason or its predecessors (from 2002 to 2004)	N/A	N/A

Legg Mason Partners Technology Fund      35

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Trust	Served	5 Years	Director	Director

Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti- Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

36     Legg Mason Partners Technology Fund

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Trust	Served	5 Years	Director	Director

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason or its predecessor (since 2002); Controller of certain mutual funds associated with Legg Mason (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001 to 2005); Accounting Manager of Legg Mason or its predecessors (from 1996 to 2001)

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.
Legg Mason Partners Technology Fund      37

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Legg Mason Partners
Technology Fund

DIRECTORS
Dwight B. Crane Burt N. Dorsett R. Jay Gerken, CFA Chairman Elliot S. Jaffe Stephen E. Kaufman Cornelius C. Rose, Jr.

INVESTMENT MANAGER
Legg Mason Partners Fund Advisor, LLC

SUBADVISER
Batterymarch Financial Management, Inc.

DISTRIBUTORS
Citigroup Global Markets Inc. Legg Mason Investor Services, LLC PFS Investments Inc.

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT
PFPC Inc. 4400 Computer Drive Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Technology Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

© 2006 Legg Mason
Investor Services, LLC
Member NASD, SIPC

FD02129 12/06 SR06-218

Legg Mason Partners
Technology Fund

The Fund is a separate investment fund of the Legg Mason Partners Sector Series, Inc., a Maryland corporation.

LEGG MASON PARTNERS TECHNOLOGY FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Dwight B. Crane, the Chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
Item 4. Principal Accountant Fees and Services
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2005 and October 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,700 in 2005 and $48,700 in 2006.
b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Sector Series (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $13,800 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Sector Series
All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Sector Series requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or

one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Sector Series, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Sector Series and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Sector Series during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.
(h) Yes. Legg Mason Partners Sector Series’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Sector Series or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a)(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Sector Series, Inc.

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Sector Series, Inc.
Date: January 8, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Sector Series, Inc.
Date: January 8, 2007

By:	/s/ Kaprel Ozsolak

Kaprel Ozsolak
Chief Financial Officer of Legg Mason Partners Sector Series, Inc.
Date: January 8, 2007